U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

Current Report

Filed pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 7, 2003

BIOVEST INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-11480	41-1412084
(Commission File Number)	(I.R.S. Employer Identification Number)

8500 Evergreen Blvd. NW

Minneapolis, MN 55433

(Address of Principal Executive Office) (Zip Code)

763-786-0302

(Registrant’s Telephone Number, Including Area Code)

540 Sylvan Avenue, Englewood Cliffs, NJ 07632

(Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

a. Previous independent accountants.

i.	On July 1, 2003, Lazar Levine & Felix LLP (“Lazar Levine”) was dismissed as the Registrant’s independent auditors. Lazar Levine became the independent auditors for the Registrant on March 28, 2002.
ii.	The reports of Lazar Levine on the financial statements for September 30, 2002 (the only fiscal year audited by Lazar Levine) contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to scope or accounting principles, except for a modification addressing the company’s ability to continue as a going concern.
iii.	The action described herein was taken by management of the Registrant and will be subsequently submitted for ratification by the Registrant’s Board of Directors. Following ratification by the Board of Directors a Form 8-K/A to that effect will be filed by the Registrant.
iv.	During the last two fiscal years (expressly including, but not limited to, the fiscal year ended September 30, 2002 which was the only fiscal year audited by Lazar Levine) and all subsequent interim periods through the termination of Lazar Levine, (expressly including, but not limited to, the interim period from March 28,2002 through July 1, 2003, there have been no disagreements with Lazar Levine on any matter of accounting principles, accounting practices, financial statement disclosure, or auditing scope or procedure.
v.	During the last two fiscal years (expressly including, but not limited to, the fiscal year ended September 30, 2002 which was the only fiscal year audited by Lazar Levine) and all subsequent interim periods through the termination of Lazar Levine, (expressly including, but not limited to, the interim period from March 28, 2002 through July 1, 2003), there were not any items requiring disclosure as defined in Regulation S-B Item 304 (a) (1) (iv).

b.	The Registrant engaged Aidman, Piser & Co, PA (“Aidman Piser”) as its new independent accountants as of July 1, 2003. During the last two fiscal years (expressly including, but not limited to, the fiscal year ended September 30, 2002, which was the only fiscal year audited by Lazar Levine) and all subsequent interim periods through the termination of Lazar Levine, on July 1, 2003, the Registrant did not consult with Aidman Piser regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Aidman Piser concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or any other item requiring disclosure by Item 304 (a) (1) (iv) of Regulation S-B.

c.	The Registrant has furnished Lazar Levine with a copy of the disclosure made herein and has requested that Lazar Levine furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such Updated letter, dated July 14, 2003, is filed as Exhibit 16.1 to this Form 8-K.

d.	The Company has authorized Lazar Levine to respond fully to the inquiries of Aidman Piser during the transition.

Exhibit Number	Description

16.2	Letter from Lazar Levine & Felix LLP, former independent auditors, regarding its concurrence or disagreement with the statements in this report.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIOVEST INTERNATIONAL, INC

(Registrant)

Date: July 16, 2003	/s/ James A. McNulty
James A. McNulty Chief Financial Officer